SMITH BARNEY TRUST II

on behalf of the

Smith Barney International Large Cap Fund

SUPPLEMENT DATED OCTOBER 5, 2005

TO THE PROSPECTUS,

DATED APRIL 29, 2005 AND TO

THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus, the Statement of Additional Information and the Supplement dated September 29, 2005 to the Prospectus and Statement of Additional Information:

The Board of Trustees of Smith Barney Trust II (the “Trust”) has approved an amendment to the Investment Management Agreement between the Trust, on behalf of Smith Barney International Large Cap Fund (the “Fund”), a series of the Trust, and Smith Barney Fund Management LLC. Effective October 1, 2005, the Fund’s investment management fee, which is calculated daily and payable monthly, has been revised from a flat 0.85% of the Fund’s average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Fund’s Fee Rate Average Daily Net Assets	Investment Management Fee Rate

First $1 billion	0.850%
Next $1 billion	0.825%
Next $3 billion	0.800%
Next $5 billion	0.775%
Over $10 billion	0.750%

The terms of the amended Investment Management Agreement are the same in all other material respects as those of the current Investment Management Agreement.

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